                                 [MISONIX LOGO]

FOR IMMEDIATE RELEASE
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          Misonix Contact:          Investor Relations Contact:
          Richard Zaremba           Jordan M. Darrow
          Chief Financial Officer   Darrow Associates, Inc.
          631-694-9555              631-367-1866
          invest@misonix.com        jdarrow@optonline.net
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          Misonix Announces Medical Device Management Changes

FARMINGDALE, N.Y. -- January 9, 2007 -- Misonix, Inc. (NASDAQ: MSON), a
developer of ultrasonic medical device technology for the treatment of cancer and other chronic health conditions, today announced that Dr. W. Paul
Constantine has resigned his position as Sr. Vice President of Sales, Marketing and New Product Development effective January 15, 2007 to take a leadership role with a portfolio company of venture capital firm Kleiner, Perkins, Caufield &
Byers.

"I am a firm believer in Misonix, its products and in its people," said Dr.
Constantine. "In the last year and a half we have made great strides in continuing our transition into a market driven medical device company, and I am pleased with the success achieved in creating a strong infrastructure for each of the five ultrasound medical devices which are the focus of Misonix in 2007.
The Company's continuing growth of its European channel is one indication of this progress. As I move from Misonix which truly has leading edge medical device technology, my transition away from the Company will allow me to reach my lifetime goal of taking on the leadership position of a venture capital-backed medical device technology business."

Commenting on the announcement, Mr McManus stated, "We appreciate Paul's contribution to Misonix and understand his desire to take this unique opportunity in furtherance of his career. We all wish him well."

Dr. Constantine will provide transitional support as his responsibilities are assumed by existing in-house professional sales and marketing groups that have been supporting the Company's key medical devices.

About Misonix:

Misonix, Inc. (NASDAQ: MSON) designs, develops, manufactures, and markets medical, scientific, and industrial ultrasonic equipment, laboratory safety equipment, and air pollution control products. Misonix's ultrasonic platform is the basis for several innovative medical technologies. Misonix has a minority equity position in Focus Surgery, Inc. which uses high intensity focused ultrasound technology to destroy deep-seated cancerous tissues without affecting surrounding healthy tissue. Addressing a combined market estimated to be in excess of

$3 billion annually, Misonix's proprietary ultrasonic medical devices are used for wound debridement, cosmetic surgery, neurosurgery, laparoscopic surgery, and other surgical and medical applications. Additional information is available on the Company's Web site at www.misonix.com.

                                      # # #

With the exception of historical information contained in this press release, content herein may contain "forward looking statements" that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of
1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Investors are cautioned that forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include general economic conditions, delays and risks associated with the performance of contracts, uncertainties as a result of research and development, potential acquisitions, consumer and industry acceptance, litigation and/or court proceedings, including the timing and monetary requirements of such activities, regulatory risks including approval of pending and/or contemplated
510(k) filings, the ability to achieve and maintain profitability in the
Company's business lines, and other factors discussed in the Company's Annual
Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and Current
Reports on Form 8-K.

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